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                                                                   EXHIBIT 10.11

                                PROMISSORY NOTE



$159,975.00                                               Stanford, California
                                                      Dated as of August 6, 1999


     FOR VALUE RECEIVED, the undersigned, A. MICHAEL SPENCE, promises to pay to the order of eGain Communications Corporation, a Delaware corporation (the "Company"), the principal sum of One Hundred Fifty-Nine Thousand Nine Hundred Seventy-Five Dollars ($159,975.00). This note shall not bear interest. The entire unpaid principal balance of this note shall be payable on the earlier of
(i) five (5) years from the date hereof or (ii) ninety (90) days following the termination of the undersigned's Service to the Company.

     If payment is not made when due, and if action is instituted on this note, the undersigned agrees to pay the Company reasonable attorneys' fees and costs of suit, as fixed by court.

     The undersigned shall have the right to prepay all or any part of the unpaid principal amount of this note, without premium, at any time prior to the maturity hereof on ten (10) days' prior written notice.

     This note is a full-recourse note originally secured by a pledge of Common Stock of the Company pursuant to a Security Agreement of even date herewith, which is on file with the Secretary of the Company.

     This note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned has signed, dated and delivered this note as of the date and year first above written.

                                                 /s/ A. Michael Spence
                                              --------------------------------
                                                     A. Michael Spence
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                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT, entered into as of August 6, 1999, between eGAIN
                                                                         -----
COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and A.
--------------------------
MICHAEL SPENCE (the "Purchaser"),

                             W I T N E S S E T H:

     WHEREAS, the Purchaser has purchased from the Company 25,000 shares of the Company's Common Stock; and

     WHEREAS, the Company has loaned to the Purchaser the sum of $159,975.00 which the Purchaser has used to pay the purchase price of the Common Stock; and

     WHEREAS, the Purchaser has executed and delivered to the Company a full-recourse promissory note evidencing such loan (the "Note") and has agreed to pledge all of the Common Stock to the Company as security for the payment of the Note:

     NOW, THEREFORE, it is agreed as follows:

     1. The Purchaser hereby delivers to the Company one or more certificates representing the Common Stock, together with an Assignment Separate From Certificate signed by the Purchaser. The Purchaser hereby pledges and grants a security interest in the Common Stock, including any shares into which the Common Stock may be converted and all proceeds of the Common Stock, as security for the timely payment of all of the Purchaser's obligations under the Note and for the Purchaser's performance of all of its obligations under this Agreement. In the event of a default in payment of the Note, the Purchaser hereby appoints the Company as his true and lawful attorney to take such action as may be necessary or appropriate to cause the Common Stock to be transferred into the name of the Company or any assignee of the Company and to take any other action on behalf of the Purchaser permitted hereunder or under applicable law.

     2. The Company agrees to hold the Common Stock as security for the timely payment of all of the Purchaser's obligations under the Note and for the Purchaser's performance of all of its obligations under this Agreement, as provided herein. At no time shall the Company dispose of or encumber the Common Stock, except as otherwise provided in this Agreement.

     3. At all times while the Company is holding the Common Stock as security under this Agreement, the Company shall:

          (a) Collect any dividends that may be declared on the Common Stock and credit such dividends against any unpaid principal under the Note, as part payment;

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          (b)  Collect and hold any shares that may be issued upon
conversion of the Common Stock; and

          (c) Collect and hold any other securities or other property that may be distributed with respect to the Common Stock.

Such shares and other securities or property shall be subject to the security interest granted in Section 1 of this Agreement and shall be held by the Company under this Agreement.

     4. While the Company holds the Common Stock as security under this Agreement, the Purchaser shall have the right to vote the Common Stock at all meetings of the Company's shareholders; provided that the Purchaser is not in default in the performance of any term of this Agreement or in any payment due under the Note. In the event of such a default, the Company shall have the right to the extent permitted by law to vote and to give consents, ratifications and waivers and take any other action with respect to the Common Stock with the same force and effect as if the Company were the absolute and sole owner of the Common Stock.

     5. Upon payment in full of the outstanding principal balance of the Note and all other charges due under the Note, the Company shall release from pledge and redeliver to the Purchaser the certificate(s) representing the Common Stock and the Assignment Separate From Certificate forms.

     6. In the event that the Purchaser fails to perform any term of this Agreement or fails to make any payment when due under the Note, the Company shall have all of the rights and remedies of a creditor and secured party at law and in equity, including (without limitation) the rights and remedies provided under the California Uniform Commercial Code. Without limiting the foregoing, the Company may, after giving ten (10) days' prior written notice to the Purchaser by certified mail at his residence or business address, sell any or all of the Common Stock in such manner and for such price as the Company may determine, including (without limitation) through a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery. The Company is authorized at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of any of the Common Stock to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Common Stock, to restrict the prospective bidders or purchasers and the use any purchaser may make of the Common Stock and impose any other restriction or condition that the Company deems necessary or advisable under the federal and state securities laws. Upon any such sale the Company shall have the right to deliver, assign and transfer to the purchaser thereof the Common Stock so sold. Each purchaser at any such sale shall hold the Common Stock so sold absolute, free from any claim or right of any kind. In case of any sale of any or all of the Common Stock on credit or for future delivery, the Common Stock so sold may be retained by the Company until the selling price is paid by the purchaser thereof, but the Company shall not incur any liability in case of the failure of such purchaser to take up and pay for the Common Stock so sold and, in case of any such failure, such Common Stock may again be sold under the terms of this section. The Purchaser hereby agrees that any disposition of any or all of the Common Stock by way of a private placement or other method which in the opinion of the

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Company is required or advisable under Federal and state securities laws is commercially reasonable. At any public sale, the Company may (if it is the highest bidder) purchase all or any part of the Common Stock at such price as the Company deems proper. Out of the proceeds of any sale, the Company may retain an amount sufficient to pay all amounts then due under the Note, together with the expenses of the sale and reasonable attorneys' fees. The Company shall pay the balance of such proceeds, if any, to the Purchaser. The Purchaser shall be liable for any deficiency that remains after the Company has exercised its rights under this Agreement.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the purchaser and the Purchaser's legal representative, heirs, legatees, distributees, assigns and transferees by operation of law. This Agreement contains the entire security agreement between the Company and the Purchaser. The Purchaser will execute any additional agreements, assignments or documents or take any other actions reasonably required by the Company to preserve and perfect the security interest in the Common Stock granted to the Company herein and otherwise to effectuate this Agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Purchaser has personally executed this Agreement.


                                        eGAIN COMMUNICATIONS CORPORATION


                                        By         /s/ Ashutosh Roy
                                           ----------------------------------
                                                Chief Executive Officer

                                        Title _______________________________


                                                  /s/ A. Michael Spence
                                           ----------------------------------
                                                      A. Michael Spence

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                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED and pursuant to that certain Agreement dated as of August 6, 1999, the undersigned hereby sells, assigns and transfers unto ______________________________ (__________) shares of the Common Stock of eGain
Communications Corporation, a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by certificate No. ____ herewith, and does hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

     Dated:  __________, 19__.


                                            A.   MICHAEL SPENCE


                                            __________________________________
                                                        Signature





                        Spousal Consent (if applicable)
                        -------------------------------

     ___________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.



                                            __________________________________
                                                        Signature





     INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE
     ------------
     LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE STOCK PURCHASE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.